UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

EDEN BIOSCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-31499 (Commission File Number)	91-1649604 (I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Suite 100
Bothell, Washington 98021-6942
(Address of principal executive offices, including zip code)

(425) 806-7300
(Registrant’s telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

Exhibit No.	Description
99.1	Press release dated July 24, 2003 containing the financial results for the second quarter ended June 30, 2003.

ITEM 9.   REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished pursuant to Item 12)

        The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

        On July 24, 2003, EDEN Bioscience Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION
By: /s/ Bradley S. Powell Bradley S. Powell Vice President of Finance, Chief Financial Officer and Secretary

July 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 24, 2003 containing the financial results for the second quarter ended June 30, 2003.